SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2015

NEENAH PAPER, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32240	20-1308307
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3460 Preston Ridge Road

Alpharetta, Georgia 30005

(Address of Principal Executive Offices, Including Zip Code)

(678) 566-6500

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No.1 to Form 8-K (the “Amendment”)  to the Current Report on Form 8-K amends the Current Report which was filed on August 3, 2015 (the “Report”). In the Report, Neenah Paper, Inc. (the “Company”) indicated that it would file the financial statements and the financial information required under Item 9.01(a) and (b) as soon as practicable. The Company is hereby filing this Amendment to update Item 9.01 to include the required financial statements and pro forma financial information.  Except for the filing of such financial statements and pro forma financial information this Amendment does not modify or update the Report.

Item 9.01. Financial Statements and Exhibits.

(a)         Financial statements of business acquired.

The following audited financial statements of FiberMark North America, Inc. and FiberMark Red Bridge International, LTD. are included as Exhibit 99.1 to this Amendment and are incorporated herein by reference:

1.              Independent Auditor’s Report

2.              Combined and Consolidated Statements of Operations for the Years Ended December 31, 2014 and 2013.

3.              Combined and Consolidated Statements of Comprehensive Income (Loss) for the Years Ended December 31, 2014 and 2013.

4.              Combined and Consolidated Balance Sheets as of December 31, 2014 and 2013

5.              Combined and Consolidated Statements of Cash Flows for the Years Ended December 31, 2014 and 2013.

6.              Combined and Consolidated Statements of Changes in Stockholders’ Equity for the Years Ended December 31, 2014 and 2013.

7.              Notes to Combined and Consolidated Financial Statements.

The following unaudited interim period financial statements of FiberMark North America, Inc. and FiberMark Red Bridge International, LTD. are included as Exhibit 99.2 to this Amendment and are incorporated herein by reference:

1.              Combined and Consolidated Statement of Operations for the Six Months Ended June 30, 2015.

2.              Combined and Consolidated Statement of Comprehensive Income (Loss) for the Six Months Ended June 30, 2015.

3.              Combined and Consolidated Balance Sheet as of June 30, 2015.

4.              Combined and Consolidated Statement of Cash Flows for the Six Months Ended June 30, 2015.

5.              Combined and Consolidated Statement of Changes in Stockholders’ Equity for the Six Months Ended June 30, 2015.

6.              Notes to Combined and Consolidated Financial Statements.

(b)         Pro Forma Financial Information .

The following unaudited pro forma financial information relating to our acquisition of ASP FiberMark, LLC are included as Exhibit 99.3 to this Amendment and are incorporated herein by reference:

1.              Unaudited Pro Forma Combined and Consolidated Statement of Operations for the Six Months Ended June 30, 2015.

2.              Unaudited Pro Forma Combined and Consolidated Statement of Operations for the Year Ended December 31, 2014.

3.              Unaudited Pro Forma Combined and Consolidated Balance Sheet as of June 30, 2015

4.              Notes to the Unaudited Pro Forma Combined Financial Statements.

(c)          Not applicable

(d)         Exhibits:

Exhibit No.	Description of Exhibit

23.1	Consent of CohnReznick LLP

99.1	Audited financial statements of FiberMark North America, Inc. and FiberMark Red Bridge International, LTD. for the years ended December 31, 2014 and 2013.

99.2	Unaudited financial statements of FiberMark North America, Inc. and FiberMark Red Bridge International, LTD. for the six months ended June 30, 2015.

99.3	Unaudited pro forma combined and consolidated financial statements as of June 30, 2015 and the six months ended June 30, 2015.

99.3  Pro Forma financial Information

Unaudited Pro Forma Combined and Consolidated Statement of Operations for the Six Months Ended June 30, 2015.

Unaudited Pro Forma Combined and Consolidated Statement of Operations for the Year Ended December 31, 2014.

Unaudited Pro Forma Combined and Consolidated Balance Sheet as of June 30, 2015

Notes to the Unaudited Pro Forma Combined Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEENAH PAPER, INC.
(Registrant)

Date: October 14, 2015	/s/ BONNIE C. LIND

Bonnie C. Lind

Senior Vice President, Chief Financial Officer and Treasurer

Exhibit Index

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

23.1	Consent of CohnReznick LLP

99.1	Audited Financial Statements

Independent Auditor’s report

Combined and Consolidated Statements of Operations for the Years Ended December 31, 2014 and 2013 - Restated.

Combined and Consolidated Statements of Comprehensive Income (Loss) for the Years Ended December 31, 2014 and 2013 - Restated.

Combined and Consolidated Balance Sheets as of December 31, 2014 and 2013 - Restated

Combined and Consolidated Statements of Cash Flows for the Years Ended December 31, 2014 and 2013 - Restated.

Combined and Consolidated Statements of Changes in Stockholders’ Equity for the Years Ended December 31, 2014 and 2013 - Restated.

Notes to Combined and Consolidated Financial Statements.

99.2	Unaudited Interim Period Financial Statements

Combined and Consolidated Statement of Operations for the Six Months Ended June 30, 2015.

Combined and Consolidated Statement of Comprehensive Income (Loss) for the Six Months Ended June 30, 2015.

Combined and Consolidated Balance Sheet as of June 30, 2015.

Combined and Consolidated Statement of Cash Flows for the Six Months Ended June 30, 2015.

Combined and Consolidated Statement of Changes in Stockholders’ Equity for the Six Months Ended June 30, 2015.

Notes to Combined and Consolidated Financial Statements.

99.3	Pro Forma Financial Information

Unaudited Pro Forma Combined and Consolidated Statement of Operations for the Six Months Ended June 30, 2015.

Unaudited Pro Forma Combined and Consolidated Statement of Operations for the Year Ended December 31, 2014.

Unaudited Pro Forma Combined and Consolidated Balance Sheet as of June 30, 2015

Notes to the Unaudited Pro Forma Combined Financial Statements.